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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  October 30, 1995
                                        ----------------
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                  1-6157                         36-1208070
                  ------                         ----------
         (Commission File Number)    (IRS Employer Identification Number)


  500 West Monroe Street, Chicago, Illinois         60661
  -----------------------------------------         -----
   (Address of principal executive offices)       (Zip Code)


                                 (312) 441-7000
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5.    OTHER EVENTS
-------    ------------

On October 30, 1995, Heller International Corporation, parent of Heller Financial, Inc. (the "Registrant") issued a press release announcing the death of its Chairman and Chief Executive Officer, Michael S. Blum. Mr. Blum also served as the Chairman and Chief Executive Officer of the Registrant. A copy of the press release is attached.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
-------  ---------------------------------

(c)  Exhibits

99 Heller International Corporation - Announcement of the Death of Chairman and Chief Executive Officer Michael S. Blum



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 30, 1995
       ----------------



                              HELLER FINANCIAL, INC.



                              By:    RICHARD J. ALMEIDA
                                     ------------------
                                     Richard J. Almeida
                              Title: Executive Vice President and
                                     Chief Financial Officer

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                                 EXHIBIT INDEX



Exhibit                                                         Sequentially
Number                                                         Numbered Pages
------                                                         --------------

99        Heller International Corporation - Announcement           4 - 6
          of the death of Chairman and Chief Executive
          Officer Michael S. Blum

                                       3